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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   NOVEMBER 30, 1999
                                                         ---------------------


                           NEWGEN RESULTS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




  DELAWARE                           00024865                       33-0604378
(State or other                    (Commission                (I.R.S. Employer
 jurisdiction of                   File Number)            Identification No.)
 incorporation)



12680 HIGH BLUFF DRIVE, SUITE 300, SAN DIEGO, CALIFORNIA             92130
   (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:     (858) 481-7545
                                                     -----------------------


Not applicable.
              (Former name or former address, if changed since last report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On November 30, 1999, Newgen Results Corporation, a Delaware Corporation ("Newgen"), together with its subsidiary NGR Acquisition Corp. ("NGR"), purchased from ADP, Inc. and ADP Financial Information Services, Inc. (collectively, "ADP") 100% of the partnership interests of Computer Care, a New York general partnership, pursuant to the terms and conditions of that certain Partnership Purchase Agreement dated October 22, 1999, by and among Newgen, NGR, Computer Care and ADP, as subsequently amended on November 30, 1999 (the "Agreement"). A copy of the Agreement is filed as Exhibit 2.1 hereto. The aggregate purchase price of $10,942,806 was paid in cash out of the general funds of Newgen. In addition, under the terms of the Agreement, Newgen may pay ADP up to an additional $9,000,000 upon the realization by Computer Care and/or Newgen of certain revenue milestones.

         Newgen and ADP, Inc. have entered into that certain Data Services Agreement, dated November 30, 1999 (the "Services Agreement"), whereby ADP, Inc. shall provide certain services with respect to the collection of certain data. A copy of the Services Agreement is filed as Exhibit 99.2 hereto.

         A description of the transaction is set forth in the Press Release issued by the Company, dated October 25, 1999, a copy of which is filed as
Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) At the time of the filing of this report, it is impracticable to provide the pro forma financial information required to be filed with respect to the purchase of Computer Care as described above in Item 2 (the "Pro Forma Financial Information"). The Pro Forma Financial Information will be filed within sixty (60) days of the date on which this Current Report on Form 8-K is required to be filed.

         (c) EXHIBITS

              2.1 Partnership Purchase Agreement, dated October 22, 1999, by and among Newgen Results Corporation, NGR Acquisition Corp., ADP, Inc., ADP Financial Information Services, Inc. and Computer Care.(1) (2)

              2.2 Amendment No. 1 to Partnership Purchase Agreement, dated November 30, 1999, by and among Newgen Results Corporation, NGR Acquisition Corp., ADP, Inc., ADP Financial Information Services, Inc. and Computer Care.(1) (2)

              99.1 Press Release issued on October 25, 1999 by Newgen Results Corporation.

              99.2   Data Services Agreement, dated November 30, 1999, by and
                    among Newgen Results Corporation and ADP, Inc.(1)

--------
(1) Confidential treatment has been requested with respect to certain portions of this exhibit.

(2) Schedules to this exhibit have been omitted as permitted by Rule 601 of Regulation S-K.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NEWGEN RESULTS CORPORATION


                                  By:  /s/ SAMUEL SIMKIN
                                       ---------------------------------------
                                         Samuel Simkin,
                                         Senior Vice President and
                                         Chief Financial Officer


Date:    December 9, 1999


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                                INDEX TO EXHIBITS

2.1 Partnership Purchase Agreement, dated October 22, 1999, by and among Newgen Results Corporation, NGR Acquisition Corp., ADP, Inc., Computer Care and ADP Financial Information Services, Inc.

2.2 Amendment No. 1 to Partnership Purchase Agreement, dated November 30, 1999, by and among Newgen Results Corporation, NGR Acquisition Corp., ADP, Inc., Computer Care and ADP Financial Information Services, Inc.

99.1     Press Release issued on October 25, 1999 by Newgen Results Corporation.

99.2 Data Services Agreement, dated November 30, 1999, by and among Newgen Results Corporation and ADP, Inc.


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